                                                                    Exhibit 4.10

                       THESE SHARES ARE SUBJECT TO CERTAIN
                  RESTRICTIONS DESCRIBED ON THE REVERSE HEREOF

NUMBER _____              FAIRPOINT COMMUNICATIONS, INC.        _________ Shares
                                                                        Series A
                             a Delaware Corporation              Preferred Stock

                        Capital Stock 500,000,000 Shares
              Series A Preferred Stock: 1,000,000 Shares Authorized

THIS CERTIFIES THAT: _______________ is the record holder of ___________________ _______________________ (___________) shares of Series A Preferred Stock of
FAIRPOINT COMMUNICATIONS, INC., transferable only on the share register of said corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

     This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Sixth Amended and Restated Certificate of Incorporation, the Certificate of Designation for the Series A Preferred Stock and any amendments thereto, to all of which the holder of this certificate, by acceptance hereof, assents. The corporation will furnish without charge to each stockholder who so requests a statement of all the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     WITNESS the Seal of the corporation and the signatures of its duly authorized officers this __th day of May, 2002.

------------------------------------     ---------------------------------------
Timothy W. Henry, Assistant Secretary    Walter E. Leach, Jr., Senior Vice
                                           President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM       - as tenants in common

TEN ENT       - as tenants by the
                entireties

JT TEN        - as joint tenants with
                right of survivors
                hip and not as
                tenants in common

                         UNIF GIFT MIN ACT - ............ Custodian
                         ............
                                              (Cust)

                         (Minor)
                         under Uniform Gifts to Minors
                         Act ..............
                               (State)

     ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE.

--------------------------------------------------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
 ASSIGNEE.)

--------------------------------------------------------------------------------

Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

--------------------------------------------------------------------------------
as Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------    ----------------------------------------------------
                                              IN PRESENCE OF

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.